UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2021

PASITHEA THERAPEUTICS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40804	85-1591963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Lincoln Road, Suite 500

Miami Beach, Florida 33139

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code (702) 514-4174

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	KTTA	The Nasdaq Capital Market
Warrants, exercisable for one share of Common Stock	KTTAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 24, 2021, Pasithea Therapeutics Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with investors (the “Investors”) pursuant to which the Company agreed to sell to the Investors in a private placement (i) an aggregate of 8,680,000 shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”) and (ii) warrants (the “Warrants”) to purchase up to an aggregate of 8,680,000 shares of Common Stock (the “Offering”). The combined purchase price for one Share and associated Warrant was $3.50. The Warrants are immediately exercisable, expire five years from the date of issuance and have an exercise price of $3.50 per share of Common Stock, subject to adjustment as set forth in the Warrants.

The Company intends to use the net proceeds to fund pre-clinical research and development work for future product candidates, invest in developing its U.S. clinic and UK clinic businesses and for working capital and general corporate purposes. The closing of the Offering occurred on November 29, 2021 (the “Closing Date”).

The Investors may exercise the Warrants on a cashless basis if the shares of Common Stock underlying the Warrants (the “Warrant Shares”) are not then registered pursuant to an effective registration statement. The Investors have contractually agreed to restrict their ability to exercise the Warrants such that the number of shares of Common Stock held by each Investor and its affiliates after such exercise does not exceed either 4.99% or9.99% of the Company’s then issued and outstanding shares of Common Stock, at the Investor’s election.

Pursuant to the Purchase Agreement, until 90 days following the Effective Date (as defined in the Purchase Agreement) pursuant to which all Shares and Warrants are registered for resale, neither the Company nor any of its subsidiaries shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the Registration Rights Agreement (as defined below). In addition, until the one year one (1) year anniversary of the Effective Date pursuant to which all Shares and Warrants are registered for resale, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction (as defined in the Purchase Agreement).

In connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company will be required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale of the Shares and Warrant (including the shares of Common Stock issuable upon exercise of the Warrants), promptly following the Closing Date but in no event later than 15 calendar days after the effective date of the Registration Rights Agreement, and to have such Registration Statement declared effective by the Effectiveness Date (as defined in the Registration Rights Agreement). The Company will be obligated to pay certain liquidated damages to the Investors if the Company fails to file the Registration Statement when required, fails to file or cause the Registration Statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the Registration Statement pursuant to the terms of the Registration Rights Agreement.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Investors, other obligations of the parties and termination provisions.

Pursuant to Placement Agent Agreement (the “PAA”), dated as of November 24, 2021 by and between the Company and EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), the Company engaged EF Hutton to act as the Company’s exclusive placement agent in connection with the Offering. Pursuant to the PAA, the Company agreed to pay EF Hutton a cash fee equal to 9.0% of the gross proceeds raised by the Company in the Offering, and a cash fee equal to 1.0% of the gross proceeds raised by the Company in the Offering for non-accountable expenses, and also agreed to reimburse EF Hutton up to $70,000 for accountable expenses.

The foregoing descriptions of the Purchase Agreement, Warrant, Registration Rights Agreement, and PAA are not complete and are qualified in their entirety by reference to the full text of the forms of the Purchase Agreement, the Warrants, the Registration Rights Agreement and the PAA, copies of which are filed as Exhibits 10.2, 10.3, 10.4 and 10.1, respectively,  to this Current Report on Form 8-K and are  incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 above is incorporated herein by reference. In connection with the issuance of the securities described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder for transactions not involving a public offering.

Item 8.01 Other Events.

Press Release

On November 24, 2021, the Company issued a press release regarding the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1	Placement Agent Agreement dated November 24, 2021
10.2	Form of Securities Purchase Agreement
10.3	Form of Warrants
10.4	Form of Registration Rights Agreement
99.1	Press Release issued November 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2021

PASITHEA THERAPEUTICS CORP.

By:	/s/ Tiago Reis Marques
Tiago Reis Marques
Chief Executive Officer

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